                                                                    EXHIBIT 10.2

                      FIFTH AMENDMENT TO REVOLVING CREDIT
                        AND LETTER OF CREDIT AGREEMENT
                        ------------------------------


     THIS FIFTH AMENDMENT is made effective as of the 18th day of May, 2000 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                    RECITALS
                                    --------

     A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, a Second Amendment to Revolving Credit and Letter of Credit Agreement dated October 25, 1995, a Third Amendment to Revolving Credit and Letter of Credit Agreement dated June 12, 1998, and a Fourth Amendment to Revolving Credit and Letter of Credit Agreement dated August 31, 1999 (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was subsequently reduced to Seven Million Dollars ($7,000,000.00), then increased to Twelve Million Dollars ($12,000,000.00), and subsequently increased again to Fifteen Million Dollars ($15,000,000.00).

     B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as modified by a certain First Amendment to Line of Credit Promissory Note dated October 25, 1995, certain letter agreements between the Bank and Borrower, a certain Second Amendment to Line of Credit Promissory Note dated June 12, 1998, a certain Third Amendment to Line of Credit Promissory Note dated August 31, 1999, and a certain Fourth Amendment to Line of Credit Promissory Note of even date herewith (collectively, the "Note").

     C. The repayment of the indebtedness evidenced by the Note is secured by a Security Agreement dated October 25, 1995 between Borrower and Bank, as amended by a First Amendment to Security Agreement dated June 12, 1998 and a Second Amendment to Security Agreement dated August 31, 1999 (the "Security Agreement"). The repayment of the Note is further secured by that certain Patent Security Agreement and that certain Trademark Security Agreement of even date herewith from Borrower to Bank.

     D. The Borrower has violated certain covenants set forth in the Agreement and has requested that the Bank waive such violations, and the Bank has agreed, subject to the terms and conditions hereinafter described.

                                   WITNESSETH
                                   ----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Agreement is hereby modified and amended as follows (the Agreement, as amended, is hereinafter referred to as the "Agreement"):
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     1.  Recitals.  The parties acknowledge and agree that the foregoing
         --------
Recitals are true and correct, and are incorporated herein by reference.

     2.  Amendments to Agreement.
         -----------------------

         A. The Bank hereby agrees that Borrower shall not be required to comply with the requirement set forth in Section 6.05, which requires the Borrower to maintain a minimum Tangible Net Worth of Six Million Five Hundred Thousand Dollars ($6,500,000.00), until March 31, 2001. Effective as of April, 2001 and at all times thereafter, Borrower shall be required to maintain a minimum Tangible Net Worth of at least Six Million Five Hundred Thousand Dollars ($6,500,000.00), which shall be reviewed quarterly by the Bank. For purposes hereof, the Borrower's net worth shall be determined at the end of each calendar quarter, based on the audited financial statements or the 10-Q financial reports of the Borrower.

         B. Notwithstanding the provisions set forth in Section 2(K) of the Fourth Amendment to Revolving Credit and Letter of Credit Agreement, the Bank agrees that the net operating loss sustained by the Borrower for the fiscal year ending March 31, 2000 shall not constitute a default under the Agreement. For each fiscal year ending after March 31, 2000, it shall constitute a default under the Agreement if Borrower experiences a net operating loss, as determined by the Bank based upon the audited annual financial statements of the Borrower.

         C. Borrower agrees it shall constitute a default under the Agreement if the Borrower experiences at any time an aggregate year-to-date loss (before income taxes) in excess of One Million Dollars ($1,000,000.00), beginning with the quarter ending June 30, 2000.

         D. The principal amount of all Advances under the Line of Credit shall bear interest at a fluctuating rate equal to the Bank's Prime Rate plus one-half of one (0.5) percentage point per annum, until such time as the Borrower's Tangible Net Worth is equal to or greater than Six Million Five Hundred Thousand Dollars ($6,500,000.00). At all times thereafter during which the Borrower's Tangible Net Worth is equal to or greater than $6,500,000.00, all Advances under the line of credit shall bear interest at a fluctuating rate equal to the Bank's Prime Rate, as announced from time to time.

         E. The definition of "Note" on Page 3 of the Agreement is hereby modified to mean the Line of Credit Promissory Note, as heretofore amended and as amended on even date herewith.

         F. The definition of "Other Agreements" on Page 4 of the Agreement is hereby modified to include this Fifth Amendment, the Fourth Amendment to Line of Credit Promissory Note, and the Patent Security Agreement and the Trademark Security Agreement of even date herewith between the Borrower and Bank.

     3.  Representations and Warranties.  The Borrower hereby confirms that all
         ------------------------------
of the representations and warranties set forth in Section IV of the Agreement are accurate, complete and correct as of the date of this Fifth Amendment, and are incorporated herein by reference.

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     4.  Waiver and Release.  The Borrower hereby represents and warrants that
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no event of default has occurred under the Loan Documents.  The Borrower acknowledges and agrees that it has no right of set-off or defense of any kind against the Bank with respect to the repayment of the Note or the enforcement or validity of any of the Other Agreements, and to the extent any such right of set-off or defense existed, such rights are hereby waived and forever released. The Borrower does hereby release and forever discharge the Bank, its officers, employees and agents from any and all claims of every kind and nature, in law or in equity, that the Borrower may have had or now has to the best of its knowledge, for any matter arising prior to the date hereof.

     5.  Effect of Amendment.  Except as modified and amended herein, the
         -------------------
Agreement shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Agreement and this Fifth Amendment, the terms and provisions of this Fifth Amendment shall prevail. Nothing contained herein shall constitute a novation under the Note.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:                  ENVIRONMENTAL ELEMENTS CORPORATION



                                 By: /s/
----------------------------            -----------------------------(SEAL)
                                        James B. Sinclair,
                                        Vice-President and
                                        Chief Financial Officer

                                 MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY


                                 By: /s/
----------------------------            -----------------------------(SEAL)
                                        Philip G. Enstice,
                                        Senior Vice-President


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